SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): August 7, 2002


                           Burlington Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-10984                   56-1584586
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)


3330 West Friendly Avenue
Greensboro, N.C.                                                  27410
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 336-379-2000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

         On August 7, 2002, in connection with the filing of the Form 10-Q of Burlington Industries, Inc. (the "Company") for the quarter ended June 29, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Company.

         In addition, on August 7, 2002, the Company sent by overnight courier delivery to the Securities and Exchange Commission, the sworn statements required by Commission Order No. 4-460 dated June 27, 2002. As required by the order, the statements were signed by the Chief Executive Officer and the Chief Financial Officer of the Company and notarized, and the statements were in the form required by Exhibit A to such order.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            BURLINGTON INDUSTRIES, INC.

                                 /s/ John D. Englar
                            By:-----------------------------------------------
                               Name: John D. Englar
                               Title: Senior Vice President



Date:  August 7, 2002